BLACKROCK FUNDSSM

BlackRock Health Sciences Opportunities Portfolio

(the “Fund”)

Supplement dated May 17, 2018 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund,

each dated January 26, 2018, as supplemented to date

The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The last paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Health Sciences Opportunities Portfolio — Principal Investment Strategies of the Fund” and the last paragraph in the sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Health Sciences Opportunities Portfolio — Principal Investment Strategies of the Fund” and “Details About the Fund — Principal Investment Strategies” are deleted in their entirety.

The section of each Summary Prospectus entitled “Key Facts About BlackRock Health Sciences Opportunities Portfolio — Principal Risks of Investing in the Fund” and the sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Health Sciences Opportunities Portfolio — Principal Risks of Investing in the Fund” and “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” are amended to delete “Non-Diversification Risk.”

The following is added as the last paragraph of the section of the SAI entitled “Investment Restrictions”:

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

The second sentence of the first paragraph in the section of the SAI entitled “Additional Information — The Trust” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-HSO-0518SUP